Finance Expense - Summary of Finance Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018	Mar. 31, 2017
Analysis of income and expense [abstract]
Interest expense	$ 3,266	$ 3,215	$ 424
(Gain)/loss on interest rate swaps	(422)	561	71
Debt issue cost	360	488	52
Total	$ 3,204	$ 4,264	$ 547